UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 27, 2003
                                                           --------------

                               OUTBACK STEAKHOUSE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Delaware              1-15935              59-3061413
  ---------------       ----------------        -------------
  (State or other       (Commission File        (IRS Employer
  jurisdiction of           Number)          Identification No.)
   incorporation


    2202 North Westshore Boulevard, 5th Floor
               Tampa, Florida                     33607
    -----------------------------------------   ----------
    (Address of principal executive offices)    (Zip Code)



  Registrant's telephone number, including area code: (813) 282-1225
                                                      --------------

                          Not applicable.
      -------------------------------------------------------------
      (Former name or former address, if changed since last report.)


Item 9. Regulation FD Disclosure.

     On June 27, 2003, Outback Steakhouse, Inc. issued a press release reporting a verdict against the Company in an Indiana lawsuit. A copy of the release is attached as Exhibit 99.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              OUTBACK STEAKHOUSE, INC.



DATED:   June 27, 2003.       By: /s/ Robert S. Merrit
                                  Robert S. Merritt,
                                  Senior  Vice President and  Chief
                                  Financial Officer

                          EXHIBIT INDEX

     Exhibit
     No.     Description

     99.1    Press release dated June 27, 2003.